SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2005
EGL, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-27288 (Commission File Number)	76-0094895 (IRS Employer Identification No.)

15350 Vickery Drive, Houston, Texas (Address of principal executive offices)	77032 (Zip Code)
Registrant’s telephone number, including area code: (281) 618-3100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.
     As previously disclosed, EGL, Inc., a Texas corporation (the “Company”), is offering to purchase up to 9,615,000 shares of its common stock, par value $0.001 per share, at a price not greater than $26.00 nor less than $22.50 per share, without interest, upon the terms and subject to the conditions set forth in an offer to purchase (the “Offer to Purchase”) and related letter of transmittal, which were filed with the Securities and Exchange Commission on August 30, 2005. The Company’s intent is to purchase up to $250 million of its shares in the tender offer. The tender offer expires at 5:00 p.m., New York City time, on September 28, 2005, unless extended.
     The Company intends to obtain the funds necessary to purchase the shares tendered in the tender offer with $100 million of borrowings under a new revolving credit facility (the “Revolving Credit Facility”) and $150 million of borrowings under a bridge facility (the “Bridge Facility”). The Company has entered into a commitment letter with Bank of America, N.A. and Banc of America Securities LLC, dated as of August 29, 2005, with respect to the Revolving Credit Facility (the “Revolving Commitment Letter”), and a commitment letter with Banc of America Securities LLC and Banc of America Mezzanine Finance LLC, dated as of August 29, 2005, with respect to the Bridge Facility (the “Bridge Commitment Letter”). The Revolving Commitment Letter and the Bridge Commitment Letter have been filed as exhibits to the Company’s Schedule TO-I filed with the Securities and Exchange Commission on August 30, 2005. Summaries of the indicative terms of the Revolving Credit Facility and the Bridge Facility have been filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.
     The statements in this report regarding the tender offer, its financing, the company’s or management’s intentions, beliefs or expectations, or that otherwise speak to future events, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties including, but not limited to, response to tender offer, market conditions, satisfaction of closing conditions, general economic conditions, risks associated with operating in international markets, the results of litigation, the timing and effects of any improvements in the regions and industry sectors in which the Company’s customers operate, ability to manage and continue growth, competition, ability to renegotiate customer contracts and other factors detailed in the Company’s 2004 Form 10-K and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development worse), or if underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits

99.1	Summary of Indicative Terms and Conditions of the EGL, Inc. $250,000,000 Senior Secured Credit Facility

99.2	Summary of Indicative Terms and Conditions of the EGL, Inc. $150,000,000 Private Placement Bridge Facility

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2005	EGL, INC.
	By:	/s/ Elijio V. Serrano
Elijio V. Serrano
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Summary of Indicative Terms and Conditions of the EGL, Inc. $250,000,000 Senior Secured Credit Facility
99.2	Summary of Indicative Terms and Conditions of the EGL, Inc. $150,000,000 Private Placement Bridge Facility

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